UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	May 25, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Amendments to the Long-Term Incentive Plan

On May 25, 2006, at HomeBanc Corp.’s (“HomeBanc”) 2006 annual meeting of shareholders (the “Annual Meeting”), HomeBanc’s shareholders approved amendments to the HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (as amended, the “LTIP”). The amendments to the LTIP

•

increase by five million shares the total number of shares of HomeBanc’s common stock reserved and available for awards under the LTIP, so that the total number of shares available for award under the LTIP will be 8,300,000 shares, which includes all shares to be issued in the future under HomeBanc’s Sales Equity Plan as described below under the caption “Amendment to Sales Equity Plan”

•	provide for the grant of “qualified performance-based” awards that are intended to be fully deductible by the HomeBanc under Section 162(m) of the Internal Revenue Code of 1986, as amended;

•	establish the performance criteria on which qualified performance-based awards granted under the LTIP may be based; and

•	update and clarity the LTIP to reflect new tax and accounting rules.

A copy of the LTIP is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Amended and Restated HomeBanc Corp. Sales Equity Incentive Plan

Effective May 25, 2006, the Amended and Restated HomeBanc Corp. Sales Equity Incentive Plan (as so amended, the “Sales Equity Plan”) was amended to provide that all restricted stock units (“RSUs”) and the shares of HomeBanc common stock issued upon settlement of any RSUs granted under the Sales Equity Plan shall be issued under the LTIP, and the Sales Equity Pan will no longer constitute a separate source of shares for the grant of equity awards. The amendment to the Sales Equity Plan did not require shareholder approval.

A copy of the Sales Equity Plan is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Item 5.02.   Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 25, 2006, at the Annual Meeting, each of the individuals set forth below was elected to serve as a director of the Company for a one-year term expiring at the 2007 Annual Meeting of Shareholders:

Patrick S. Flood	Joel K. Manby
Kevin D. Race	Robert C. Patton
Glenn T. Austin, Jr.	Bonnie L. Phipps
Lawrence W. Hamilton	John W. Spiegel
Warren Y. Jobe	James B. Witherow

A copy of the press release dated May 25, 2006 issued by HomeBanc in connection with the Annual Meeting is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (as amended May 25, 2006).

10.2	HomeBanc Corp. Amended and Restated Sales Equity Plan.

99.1	Press release dated May 25, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 30, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (as amended May 25, 2006).

10.2	HomeBanc Corp. Amended and Restated Sales Equity Plan.

99.1	Press release dated May 25, 2006.